UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):               July 22, 2003

TOROTEL, INC.

(Exact name of registrant as specified in its charter)

Missouri	1-8125	44-0610086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13402 South 71 Highway, Grandview, Missouri 64030
(Address of principal executive of offices) (Zip Code)

Registrant’s telephone number, including area code (816) 761-6314

N/A
(Former name or former address, if changed since last report)

Item 5.             Other Event.

On July 22, 2003, the Registrant (“Torotel”) issued the attached news release and financial table announcing the operating results for the fourth quarter and year ended April 30, 2003.

Item 7.             Financial Statements and Exhibits.

   (c)        Exhibits.

Exhibit	Description
99	News Release dated July 22, 2003
99.1	Financial Table

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOROTEL, INC.

Date:	July 24, 2003	By:	/s/ H. James Serrone
H. James Serrone
Vice President of Finance
ad Chief Financial Officer